UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): March 6, 2009

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Modification of Loan Agreement

On March 6, 2009, The Goldfield Corporation (the “Company”) and Branch Banking and Trust Company (the “Bank”) entered into a modification of a $14.0 million Loan Agreement (the “Pineapple House Mortgage”) entered into by the parties on November 18, 2005, renewed on September 27, 2007, and again on November 13, 2008, with a principal balance now outstanding amounting to $3,047,343.72. Pursuant to the loan modification the principal amount of the Pineapple House Mortgage is reduced to $3.6 million from the original amount of $14.0 million. Since the Company does not plan on proceeding with the next phase of the Pineapple House project at this time, it has negotiated this reduction with the Bank. The fees and stand-by costs of maintaining this entire $14.0 million mortgage would exceed the costs of replacing it at a later date.

The Pineapple House Mortgage is due and payable in full on May 18, 2010. All of the other terms of the Pineapple House Mortgage and related ancillary agreements remain unchanged and are described in the Company’s previously filed Current Report on Form 8-K dated November 22, 2005.

The foregoing description of the Loan Modification does not purport to summarize all of the provisions of this document and is qualified in its entirety by reference to the Modification of the Pineapple House Mortgage filed as Exhibit 10-1 to this Current Report on Form 8-K, and to the description of the Pineapple House Mortgage in the Company’s Current Reports on Form 8-K filed on November 22, 2005 and September 28, 2007 and in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, and the related exhibits thereto, and each of the foregoing is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01 under the heading “Modification of Loan Agreement,” the Company and the Bank entered into a modification of the Pineapple House Mortgage. The Modification of the Pineapple House Mortgage filed as Exhibit 10-1 to this Current Report on Form 8-K, the description of the Pineapple House Mortgage in the Company’s Current Reports on Form 8-K filed on November 22, 2005 and September 28, 2007 and in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2008, are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description of Exhibit
10-1	Allonge to Promissory Note of The Goldfield Corporation relating to Loans of up to $3.6 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 10, 2009

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10-1	Allonge to Promissory Note of The Goldfield Corporation relating to Loans of up to $3.6 million.

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